UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934

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Old Mutual Funds II
(Name of Registrant as Specified In Its Charter)

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OLD MUTUAL FUNDS II
ON BEHALF OF THE
OLD MUTUAL STRATEGIC SMALL COMPANY FUND

December 15, 2008

Dear Shareholder:

Old Mutual Funds II (“Trust”) will hold a special meeting of shareholders on February 20, 2009 in Denver, Colorado. The purpose of the meeting is to vote on an important proposal affecting the Trust and you as a shareholder of the Old Mutual Strategic Small Company Fund (the “Fund”).  This package contains important information about the proposal, a proxy, a business reply envelope permitting you to vote by mail and simple instructions on how to vote by phone or via the Internet.

The Board of Trustees of the Trust (the “Board”), on behalf of the Fund, requests your vote on a proposal to approve a new sub-advisory agreement with Ashfield Capital Partners, LLC (“Ashfield”).  If the sub-advisory agreement is approved by shareholders, Ashfield will become a sub-adviser to the Fund on or about February 28, 2009.

The Fund is currently sub-advised by three sub-advisers:  Copper Rock Capital Partners, LLC (“Copper Rock”); Eagle Asset Management, Inc (“Eagle”); and Liberty Ridge Capital, Inc. (“Liberty Ridge”).  Each sub-adviser provides sub-advisory services to a portion (a “sleeve”) of the Fund’s assets pursuant to their respective sub-advisory agreements. Effective on or about February 28, 2009, the sub-advisory agreement with Liberty Ridge will be terminated, and the Board and the Fund’s investment adviser, Old Mutual Capital Inc. (“Old Mutual Capital”), are recommending that Ashfield replace Liberty Ridge as a sub-adviser to the Fund.  Eagle and Copper Rock will remain sub-advisers to the Fund pursuant to their respective sub-advisory agreements.

In recommending Ashfield, the Board and Old Mutual Capital favorably considered the compatibility of Ashfield’s small cap growth investment strategy with Copper Rock’s and Eagle’s investment strategies.  Additional details about the proposed Reorganization are described in the enclosed Proxy Statement.

This proposal will be presented to shareholders of the Fund at a special meeting of shareholders to be held on February 20, 2009 in Denver, Colorado, and at any adjournments thereof. This package contains important information about the proposal, a proxy, a business reply envelope permitting you to vote by mail and simple instructions on how to vote by phone or via the Internet.  We encourage you to read the entire Proxy Statement, which describes the proposal in detail.

THE FUND’S BOARD HAS CAREFULLY CONSIDERED THE PROPOSAL, BELIEVES THE PROPOSAL TO BE IN THE BEST INTERESTS OF FUND SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

You can vote in one of four ways:

BY MAIL using the enclosed proxy card;

BY INTERNET through the website on your proxy card ;

BY TELEPHONE by calling the number indicated on your proxy card ; or

IN PERSON at the special meeting of shareholders on February 20, 2009.

Your vote is extremely important, no matter how many shares you own.  If we do not receive sufficient votes to approve the proposal, we may have to send additional mailings or conduct telephone solicitations.  If you have any questions about the proposal, please call our proxy solicitor, Broadridge at 866-776-7430 .

Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long term.

Sincerely,

Leigh A. Wilson
Chairman
Old Mutual Funds II

OLD MUTUAL FUNDS II

Old Mutual Strategic Small Company Fund

NOTICE OF MEETING OF SHAREHOLDERS
To Be Held on February 20, 2009
4643 South Ulster Street, 6th Floor
Denver, Colorado 80237

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Old Mutual Strategic Small Company Fund (the “Fund”), a series portfolio of Old Mutual Funds II (the “Trust”) will be held at the offices of Old Mutual Capital, Inc. (“Old Mutual Capital”) located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237 on February 20, 2009, at 10:00 a.m. Mountain Time (the “Meeting”), for the purpose of voting on the proposal set forth below and to transact such other business that may properly come before the Meeting, or any adjournments thereof:

To approve a new sub-advisory agreement with Ashfield Capital Partners, LLC for the Fund.

The proposal is discussed in greater detail in the attached Proxy Statement.  You are entitled to vote at the Meeting or any adjournments thereof if you owned shares of a Fund at the close of business on December 10, 2008.  If you attend the Meeting or any adjournments thereof, you may vote your shares in person.  Whether or not you intend to attend the Meeting or any adjournments thereof in person, you may vote in any of the following ways:

(1)	Mail: Vote, sign, date and return the enclosed proxy card(s) in the enclosed postage-paid envelope;

(2)
Telephone: Have your proxy card(s) available. Vote by telephone by calling the toll-free number on your proxy card which is available 24 hours a day, 7 days a week. Enter the control number on the proxy card (a confirmation of your telephone vote will be mailed to you); or

(3)
Internet: Have your proxy card(s) available. Vote on the Internet by accessing the website listed on your proxy card. Enter the control number from your proxy card. Follow the simple instructions found on the website.

By order of the Board of Trustees,

Andra C. Ozols, Secretary
Old Mutual Funds II

Dated:   December 15, 2008

Denver, Colorado

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE VOTE YOUR PROXY PROMPTLY.
Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by telephone or Internet in accordance with the instructions on the enclosed proxy card.  You may also vote by signing and dating the enclosed proxy card(s) and returning the proxy card(s) using the enclosed return postage-paid envelope.  Voting by telephone, Internet or returning the enclosed proxy card(s) will help the Fund avoid the expenses of additional solicitations.
If you sign, date and return the proxy card(s) but give no instructions, your shares will be voted “FOR” the Proposal described above and “FOR” or “AGAINST” any other matter acted upon at the Meeting in the discretion of the persons named as proxies.
To avoid the additional expense of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

OLD MUTUAL FUNDS II

Old Mutual Strategic Small Company Fund

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

YOUR VOTE IS EXTREMELY IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES.  ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Old Mutual Funds II (the “Trust”) will hold a meeting of shareholders of the Old Mutual Strategic Small Company Fund (the “Fund”) on February 20, 2009.  It is important for you to vote on the issue described in this Proxy Statement.  Please read the Proxy Statement in its entirety as the explanations in the Proxy Statement will help you decide on the issue.

The following is an introduction to the proposals and the process:

Q:           What issues am I being asked to vote on?

A:           You are being asked to approve a new sub-advisory agreement (“Sub-Advisory Agreement”) between the Trust, the Fund’s adviser, Old Mutual Capital, Inc. (“Old Mutual Capital”), and the Fund’s proposed new sub-adviser, Ashfield Capital Partners, LLC (“Ashfield”).

Q:           Why is the Board recommending approval of a new sub-advisory agreement?

A:           The Fund is currently sub-advised by three sub-advisers:  Copper Rock Capital Partners, LLC (“Copper Rock”); Eagle Asset Management, Inc (“Eagle”); and Liberty Ridge Capital, Inc. (“Liberty Ridge”).  Each sub-adviser provides sub-advisory services to a portion of the Fund’s assets pursuant to their respective sub-advisory agreements. Effective on or about 11:59 p.m. February 27, 2009, the sub-advisory agreement dated April 19, 2006 between the Trust on behalf of the Fund, Old Mutual Capital, and Liberty Ridge (the “Liberty Ridge Sub-Advisory Agreement”) will be terminated, and the Board and Old Mutual Capital are recommending that Ashfield replace Liberty Ridge.  The Liberty Ridge Sub-Advisory Agreement is being terminated because on or about March 31, 2009, Liberty Ridge will cease its operations and will therefore cease providing sub-advisory services to the Fund.  Eagle and Copper Rock will remain sub-advisers to the Fund pursuant to their respective sub-advisory agreements.  In recommending Ashfield, the Board and Old Mutual Capital favorably considered the compatibility of Ashfield’s small cap growth investment strategy with Copper Rock’s and Eagle’s investment strategies.

Q:           Do the terms of the proposed Sub-Advisory Agreement differ from the terms of the investment sub-advisory agreement with Liberty Ridge?

A:           The terms of the proposed Sub-Advisory Agreement are identical in all material respects to the terms of the current sub-advisory agreement with Liberty Ridge.

Q:           Who is Ashfield?

A:           Ashfield is a Delaware limited liability company located at 750 Battery Street, Suite 600, San Francisco, California 94111. Ashfield is a majority-owned subsidiary of Old Mutual (US) Holdings, Inc. and an affiliate of Old Mutual Capital.  Ashfield is currently a sub-adviser to the Old Mutual Advantage Growth Fund, Old Mutual Developing Growth Fund, Old Mutual Large Cap Growth Fund and Old Mutual Select Growth Fund, each a series portfolio of the Trust, and also provides investment management services to high net worth private investors and institutional accounts, including corporate retirement plans, public funds, multi-employer pension plans, endowments and foundations. Ashfield managed approximately $3.7 billion in assets as of September 30, 2008.

Q:           Will the new Sub-Advisory Agreement result in higher expenses for the Fund?

A:           The Sub-Advisory Agreement will permit continuity of the existing fee structure.  In addition, Old Mutual Capital has proposed the reorganization of the Old Mutual Developing Growth Fund, also a series portfolio of the Trust, into the Fund.  If approved by Old Mutual Developing Growth Fund shareholders, the reorganization would take place on or about the close of business on March 6, 2009 (the “Closing Date”).  In connection with the reorganization, Old Mutual Capital has proposed reducing the expense limits by 0.05% for each of the Fund’s share classes effective the day following the Closing Date.

Q:	Will the Fund pay for the proxy solicitation, legal and other costs associated with the proposal?

A:           The Fund will incur all costs incurred by the Fund in connection with the approval of the proposal, subject to current expense limitations.  Costs associated with the approval of the proposal generally include printing and mailing costs, solicitation costs, legal costs, costs paid to the Fund’s independent registered public accounting firm, and other miscellaneous costs.  Broadridge has been retained to assist in the solicitation of shareholder proxies, at an estimated cost of $17,537, plus expenses.

Q:           Has the Fund’s Board approved the Proposal?

A:           Yes. After careful consideration, the Board unanimously recommends that shareholders vote FOR the proposal.

Q:	What will happen if the Sub-Advisory Agreement with Ashfield is not approved by shareholders?

A:           If the proposed Sub-Advisory Agreement with Ashfield is not approved by shareholders, Old Mutual Capital would consider other proposals, including whether to recommend a new sub-adviser other than Ashfield.

Q:           How do I vote my shares?

A:           You may vote by telephone or via the Internet.  Your proxy card has the telephone number and website listed on it.  Please keep in mind that you save the Fund(s) time and postage costs by voting by telephone or via the Internet.  You may also vote by returning the enclosed proxy card(s).  If you cast your vote by telephone or through the Internet, please do not return your proxy card(s).  If you do not respond at all, Broadridge, the Fund’s proxy solicitor, may contact you by telephone to request that you cast your vote.

Q:           Who do I call if I have questions about the Proxy Statement?

A:           If you have any other questions or need further assistance in voting, please feel free to call the Fund’s proxy solicitor, Broadridge, toll free at 866-776-7430 .

After careful consideration, the Board of Trustees has unanimously approved the proposal.  The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.

OLD MUTUAL FUNDS II

Old Mutual Strategic Small Company Fund

PROXY STATEMENT

DATED DECEMBER 15, 2008

This Proxy Statement is being furnished to the shareholders of the Old Mutual Strategic Small Company Fund (the “Fund”), a series portfolio of Old Mutual Funds II, a Delaware statutory trust (the “Trust”), by the Board of Trustees (the “Board”) in connection with the solicitation of shareholder votes by proxy to be voted at the special meeting of shareholders or any adjournments thereof (the “Meeting”).  The Meeting will be held on February 20, 2009 at 10:00 a.m. Mountain Time at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. It is expected that the Notice of Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about January 2, 2009.

At the Meeting, you will be asked to approve a new sub-advisory agreement between the Trust, the Fund’s adviser, Old Mutual Capital, Inc. (“Old Mutual Capital”), and the proposed new sub-adviser to the Fund, Ashfield Capital Partners, LLC (“Ashfield”).  The Board recommends that you vote FOR the approval of the new sub-advisory agreement.

Shareholder Voting

The Board intends to bring before the Meeting the matter set forth herein. If you wish to participate in the Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote your proxy easily and quickly by toll-free telephone, by internet, by mail, or in person. You may change your vote even though a proxy has already been returned either by written notice to the Trust, by mail, submitting a subsequent proxy, or by voting in person at the meeting. A more detailed description of the various voting procedures is provided in the section of this Proxy Statement titled “Shareholder Voting Procedures”.

OLD MUTUAL FUNDS II

Old Mutual Strategic Small Company Fund

PROPOSAL
Introduction
Description of the New Sub-Advisory Agreement
Board Considerations and Recommendations
ADDITIONAL INFORMATION
The Adviser and Administrator
The Distributor
Shareholder Voting
Annual and Semi-Annual Report
Brokerage Commissions
Required Vote
Shareholder Voting Procedures
Shareholder Proposals
Other Business

Board Considerations and Recommendations………………………………….	APPENDIX A
Officers and Directors of Ashfield Capital Partners, LLC……………………..	APPENDIX B
Officers and Trustees of Old Mutual Funds II…………………………………	APPENDIX C
Beneficial Owners of the Fund’s Voting Securities……………………………	APPENDIX D
Shares Outstanding……………………………………………………...………..	APPENDIX E
Form of Investment Sub-Advisory Agreement………………………………...	APPENDIX F

PROPOSAL

APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH
ASHFIELD CAPITAL PARTNERS, LLC

 Introduction

The Board has approved, subject to shareholder approval, a new Investment Sub-Advisory Agreement between the Trust on behalf of the Fund, Old Mutual Capital and Ashfield (the “Sub-Advisory Agreement”).  A form of the Sub-Advisory Agreement is attached to this Proxy Statement as Appendix F and the discussion contained herein regarding the Sub-Advisory Agreement is qualified in its entirety by reference to the attached form of the Sub-Advisory Agreement.

Currently, the Fund is sub-advised by Copper Rock Capital Partners, LLC (“Copper Rock”), Eagle Asset Management, Inc. (“Eagle”), and Liberty Ridge Capital, Inc. (“Liberty Ridge”) (collectively, the “Sub-Advisers”).  The Sub-Advisers each provide sub-advisory services to a portion of the Fund’s assets pursuant to their respective sub-advisory agreements.  Under their respective sub-advisory agreements, Copper Rock, Eagle and Liberty Ridge are obligated to manage that portion of the Fund’s net assets as allocated by Old Mutual Capital.  Subject to the oversight of Old Mutual Capital, Copper Rock currently manages approximately 50% of the Fund’s net assets while Eagle and Liberty Ridge each currently manage approximately 25% of the Fund’s net assets.

Effective on or about 11:59 p.m. February 27, 2009, the sub-advisory agreement dated April 19, 2006 between the Trust on behalf of the Fund, Old Mutual Capital, and Liberty Ridge (the “Liberty Ridge Sub-Advisory Agreement”) will be terminated, and the Board and Old Mutual Capital are recommending that Ashfield replace Liberty Ridge.  The Liberty Ridge Sub-Advisory Agreement is being terminated because on or about March 31, 2009, Liberty Ridge will cease its operations and will therefore cease providing sub-advisory services to the Fund.  If the new Sub-Advisory Agreement with Ashfield is approved, Ashfield would assume management of the portion of the Fund’s assets that are managed by Liberty Ridge immediately before the Effective Date.  Eagle and Copper Rock would remain sub-advisers to the Fund pursuant to their respective sub-advisory agreements.

In selecting Ashfield, the Board and Old Mutual Capital favorably considered the compatibility of Ashfield’s small cap growth investment strategy with Copper Rock’s and Eagle’s investment strategies.  Old Mutual Capital plans to reallocate the Fund’s assets among Eagle, Copper Rock and, if approved by shareholders, Ashfield, so that each sub-adviser manages approximately one-third of the Fund’s assets.  This weighting may change over time at the discretion of Old Mutual Capital.  If the proposed Sub-Advisory Agreement with Ashfield is not approved by shareholders prior to the termination of the Liberty Ridge Sub-Advisory Agreement, Old Mutual Capital will reallocate the Fund’s assets among the Fund’s remaining sub-advisers.

 Description of the New Sub-Advisory Agreement

Services

The terms of the proposed Sub-Advisory Agreement with Ashfield are identical in all material respects to the terms of the current sub-advisory agreement with Liberty Ridge.  The Sub-Advisory Agreement obligates Ashfield to: (i) manage the investment operations and composition of that portion of the Fund’s assets that are allocated to Ashfield by Old Mutual Capital (such portion is referred to as the “Portfolio”), including the purchase, retention and disposition thereof in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectuses and statement(s) of additional information and any supplements thereto (collectively referred to as the “Prospectus”); (ii) provide supervision of the Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio and what portion of the assets will be invested or held uninvested in cash in accordance with the Fund’s investment objective, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund’s registration statement and Prospectus or as the Board or Old Mutual Capital may direct from time to time, in conformity with federal securities laws; (iv) make available its portfolio managers or other appropriate personnel to discuss the investment affairs of the Portfolio with the Board; (v) assist in the fair valuation of securities; (vi) provide compliance reports to Old Mutual Capital and/or the Trust’s Chief Compliance Officer; and (vii) perform other duties in connection with its sub-advisory activities.

Investment Sub-Advisory Fees

For the services provided pursuant to the Sub-Advisory Agreement, if approved, Ashfield will be entitled to receive from Old Mutual Capital a sub-advisory fee of 0.60%, based on the portion of average daily net assets of the Fund managed by Ashfield.  The fee is reduced by 50% of any limitations, reimbursement payments, supermarket fees and alliance fees (supermarket fees and alliance fees are fees paid to financial intermediaries for providing certain shareholder services) limited, reimbursed or paid by Old Mutual Capital.  The sub-advisory fee paid to Ashfield will be reduced when the assets of the Fund reaches certain breakpoints, as indicated in the following table.

FUND	Sub-Advisory Fee Breakpoint Asset Thresholds

	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater

Old Mutual Strategic Small Company Fund	0.60%	0.55%	0.50%	0.45%	0.40%	0.35%	0.30%

Breakpoints will be calculated based on the total assets of the Fund.

Ashfield would not receive any sub-advisory fees directly from the Fund under the Sub-Advisory Agreement.  All sub-advisory fees will be paid out of the management fee received by Old Mutual Capital pursuant to a management agreement between the Trust and Old Mutual Capital; therefore, as each breakpoint is reached, the management fee paid to Old Mutual Capital is similarly reduced by 0.05%.  The sub-advisory fees that Ashfield will receive under the Sub-Advisory Agreement, if approved, are the same as the sub-advisory fees received by Liberty Ridge pursuant to the Liberty Ridge Sub-Advisory Agreement entered into and approved by shareholders on April 19, 2006.  Liberty Ridge began providing sub-advisory services to the Fund effective January 1, 2006.  Prior to that time, Liberty Ridge was the Fund’s adviser.

For the period April 1, 2007 to March 31, 2008, Old Mutual Capital paid gross sub-advisory fees of $51,450 and net sub-advisory fees of  $23,577 to Liberty Ridge for providing sub-advisory services to the Fund.

Ashfield also provides sub-advisory services to the following series portfolios of the Trust that have a similar investment objective as the Fund:

Portfolio	Total Assets as of September 30, 2008*	Sub-Advisory Fee Paid to Ashfield **
Old Mutual Advantage Growth Fund	Fund: $55,888,810	0.40%
Old Mutual Developing Growth Fund^	Fund: $123,877,700	0.60%
Old Mutual Large Cap Growth Fund	Fund: $134,668,794	0.50%
Old Mutual Select Growth Fund^	Fund: $80,183,005	0.55%

*
The Old Mutual Advantage Growth Fund, Old Mutual Developing Growth Fund, Old Mutual Large Cap Growth Fund and Old Mutual Select Growth Fund (the “Funds”) are managed by multiple sub-advisers.  As of September 30, 2008, Ashfield managed approximately 50% of the total assets of each of the Funds.

**
Similar breakpoints and fee limitation sharing provisions as described with respect to the Fund are included in Ashfield’s sub-advisory agreements with the Trust on behalf of the Old Mutual Developing Growth Fund, Old Mutual Large Cap Growth Fund and Old Mutual Select Growth Fund.

^
Old Mutual Capital has proposed the reorganization of the Old Mutual Developing Growth Fund into the Fund and the reorganization of the Old Mutual Select Growth Fund into the Old Mutual Large Cap Growth Fund.  If approved by shareholders of the Old Mutual Developing Growth Fund and the Old Mutual Select Growth Fund, the reorganizations will take place on or about the close of business on March 6, 2009.

Limitations on Liability

The Sub-Advisory Agreement provides certain limitations on Ashfield’s liability, but also provides that Ashfield shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

Continuance and Renewals

The continuance of the Sub-Advisory Agreement after February 28, 2011 must be specifically approved for the Fund at least annually: (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund; and (ii) by the affirmative vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated: (i) by the Fund, without the payment of any penalty, by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund; (ii) by Old Mutual Capital at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties; or (iii) by Ashfield at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)).

Consultation with Certain Other Entities

In 2003, the Securities and Exchange Commission (“SEC”) amended certain rules under the 1940 Act to permit mutual fund sub-advisers to buy and sell securities of other sub-advisers of funds in the same mutual fund complex, as well as companies affiliated with such other sub-advisers. To take advantage of this increased regulatory flexibility, the amended rules require that a mutual fund contractually prohibit its sub-advisers from consulting with one another regarding transactions in securities or other assets of the funds that they sub-advise. Accordingly, the Sub-Advisory Agreement prohibits Ashfield from consulting with the following entities concerning transactions for the Fund in securities or other assets: (i) other sub-advisers to the Fund; (ii) other sub-advisers to any of the Trust’s other series portfolios; and (iii) other sub-advisers to a portfolio under common control with the Fund. This restriction will provide Ashfield greater investment flexibility in managing the Fund by permitting the purchase of securities issued by other sub-advisers to the Trust’s series portfolios or their affiliates, subject to certain limitations under the 1940 Act.

Information about Ashfield

Ashfield is a Delaware limited liability company located at 750 Battery Street, Suite 600, San Francisco, California 94111. Ashfield is a majority-owned subsidiary of Old Mutual (US) Holdings, Inc. (“OMUSH”) and an affiliate of Old Mutual Capital.   OMUSH is an indirect wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.  Ashfield is currently a sub-adviser to the Old Mutual Advantage Growth Fund, Old Mutual Developing Growth Fund, Old Mutual Large Cap Growth Fund and Old Mutual Select Growth Fund, each a series portfolio of the Trust, and also provides investment management services to high net worth private investors and institutional accounts, including corporate retirement plans, public funds, multi-employer pension plans, endowments and foundations.  Ashfield managed approximately $3.7 billion in assets as of September 30, 2008.

The Portfolio Managers

J. Stephen Thornborrow joined Ashfield in 1984 and currently serves as Portfolio Manager/Analyst.  Before joining Ashfield, he served as Senior Vice President at BA Investment Management, where he headed the Individual Portfolio Division.  Before joining BA Investment Management, Mr. Thornborrow was Vice President and Investment Department Manager of California First Bank in San Diego and also held a variety of investment positions, including Director of Research, at the Northern Trust Company in Chicago. Mr. Thornborrow graduated with a B.A. with honors in economics from Northwestern University. He also holds a M.A. in economics from Northwestern University and a L.L.B. from Yale Law School.

Bradley J. Fretz joined Ashfield in 1989 and currently serves as Portfolio Manager/Analyst. Before joining Ashfield, he held the position of First Vice President and Director of Investment Manager Evaluation Services in the Consulting Services Division of Shearson Lehman Hutton.  Prior to that, Mr. Fretz was responsible for institutional product development at The Vanguard Group and also served as a consultant at both Johnson & Higgins and Aetna Life & Casualty.  Mr. Fretz received a B.A. from Washington & Lee University and a M.B.A. from The Wharton School, University of Pennsylvania.

Peter A. Johnson joined Ashfield in 1994 and currently serves as Portfolio Manager/Analyst.  Before joining Ashfield, he served as Vice President and Portfolio Manager at Harris Bretall Sullivan & Smith, Inc. and held the position of Vice President and Portfolio Manager at Loomis, Sayles & Co., overseeing both institutional and taxable accounts. Mr. Johnson began his career at Wells Fargo Bank as a management trainee and, later, Pension Trust Officer.  He earned a B.A. from the University of Oregon.

Jeffrey A. Johnson joined Ashfield in 2004 and currently serves as Associate Portfolio Manager/Analyst.  Before joining Ashfield, he served as Life Agent for New York Life and worked in sales and product development at TradeSports.com.  He is a member of the Small Cap Growth Equity, Mid Cap Growth Equity, and SMID Cap Growth Equity investment teams, and his role emphasizes quantitative analysis. Mr. Johnson obtained a B.A. degree in Statistics from Harvard University.

Information about the Trust

The Trust is a Delaware statutory trust with its offices located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.  Appendix C contains a list of the trustees and executive officers of the Trust.  Appendix D contains a list of certain beneficial owners of the Fund.

 Board Considerations and Recommendations

The Board’s considerations and recommendations regarding the Sub-Advisory Agreement can be found in Appendix A to this Proxy Statement.

ADDITIONAL INFORMATION

 The Adviser and Administrator

Old Mutual Capital is a Delaware corporation and serves as investment adviser and administrator to the Fund.  Pursuant to an investment management agreement with the Trust on behalf of the Fund, Old Mutual Capital administers the business and affairs of the Fund and retains, compensates and monitors the performance of the sub-advisers which manage the investment and reinvestment of the assets of the Fund pursuant to sub-advisory agreements with the Trust and Old Mutual Capital.  Old Mutual Capital is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

 The Distributor

Old Mutual Investment Partners (“Distributor”) is a Pennsylvania business trust, and serves as the Fund’s distributor.  The offices of Old Mutual Capital and the Distributor are located at 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237, and are wholly-owned subsidiaries of Old Mutual (US) Holdings, Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange listed international financial services firm.  Old Mutual (US) Holdings, Inc. is located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116, and Old Mutual plc is located at 5th Floor, Old Mutual Place, 2 Lambeth Hill, London EC4V 4GG United Kingdom.

 Shareholder Voting

The Board intends to bring before the Meeting the matter set forth herein.  If you wish to participate in the Meeting you may vote by telephone, Internet or attend in person.  Your vote is important no matter how many shares you own.  You may change your vote even if you have already voted your proxy by written notice to the Fund, submitting a subsequent proxy or by voting in person at the Meeting.  A more detailed description of the various proxy voting procedures is provided in the section below titled “Shareholder Voting Procedures”.

 Annual and Semi-Annual Report

The most recent annual report and semi-annual report for Old Mutual Funds II are available without charge by writing to Old Mutual Funds II, P.O. Box 219534, Kansas City, Missouri 64121-9534, or by calling 888-772-2888.  The SEC maintains a website at http://www.sec.gov that contains the most recent annual report and semi-annual report and other information about Old Mutual Funds II.

 Brokerage Commissions

For the fiscal year ended March 31, 2008, the Fund did not pay brokerage commissions to brokers affiliated with the Fund, Old Mutual Capital, Copper Rock, Liberty Ridge, Old Mutual Investment Partners or any affiliates of such entities.  For the fiscal year ended March 31, 2008, the Fund did pay brokerage commissions to Raymond James Associates, a broker affiliated with Eagle through common ownership, in the amount of $28.80.  This amount represents 0.15% of the aggregate brokerage commissions paid by Eagle on behalf of the Fund for the fiscal year ended March 31, 2008.

 Required Vote

Approval of the proposal with respect to the Fund will require the vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act.  This means the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote at the Meeting.

 Shareholder Voting Procedures

The Trust expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Old Mutual Capital or its affiliates.  These officers and employees will not receive any special compensation for their assistance in the solicitation of proxies from the Fund.

Broadridge has been engaged to assist in the solicitation of proxies, at an estimated cost of $17,537, plus expenses.  The Fund will incur all costs incurred by the Fund in connection with the approval of the proposal, subject to current expense limitations.  Costs associated with the approval of the proposal generally include printing and mailing costs, solicitation costs, legal costs, costs paid to the Fund’s independent registered public accounting firm, and other miscellaneous costs.

As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Broadridge if their votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail.  If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to Broadridge, then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal.  Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  Broadridge will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

If you wish to participate in the Meeting, but do not wish to vote your proxy by telephone or the Internet, you may submit the proxy card sent with the Proxy Statement or attend the Meeting in person.  Should you require additional information regarding the Proxy Statement or replacement proxy cards, you may contact Broadridge toll-free at 866-776-7430 .  You may revoke an executed proxy by (i) a written instruction that is received by the Secretary of the Trust at any time before the Meeting date; (ii) delivery of a later-dated proxy card; or (iii) attendance at the Meeting and voting in person.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card.  If no specification is made on a proxy card, it will be voted FOR the proposal specified on the proxy card.  For purposes of determining the presence of a quorum, broker non-votes or withheld votes will be counted as present.  The presence in person or by proxy of one-third of the outstanding shares of the Fund entitled to vote at the Meeting will constitute a quorum.  Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be considered votes cast at the Meeting.  As a result, they have the same effect as a vote against the proposal.  Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of one-third of those shares present at the Meeting or represented by proxy.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Shareholders of record as of the close of business on December 10, 2008 (“Record Date”), are entitled to vote at the Meeting.  The number of shares outstanding of each class of the Fund on the Record Date can be found in Appendix E attached hereto.  Shareholders are entitled to one vote for each dollar (and a proportionate fractional vote for each fractional dollar) of net asset value of shares held, as determined as of the Record Date.

For a free copy of the Trust’s most recent Annual or Semi-Annual Report, shareholders of the Fund may call 888-772-2888 or write to Old Mutual Funds II at P.O. Box 219534, Kansas City, Missouri  64121-9534.

Only one proxy statement, along with one proxy card, is being delivered to multiple shareholders who share an address unless the Trust has received contrary instructions from one or more of the shareholders.  The Trust will deliver, promptly upon oral or written request, a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered.

Shareholders may notify the Trust that they wish to receive a separate copy of this proxy statement, or wish to receive separate proxy statements in the future, by calling 888-772-2888 or write to Old Mutual Funds II at P.O. Box 219534, Kansas City, Missouri  64121-9534.  Multiple shareholders sharing an address can request to receive a single copy of proxy statements in the future if they are currently receiving multiples copies of proxy statements by calling or writing to the Trust as indicated above.

 Shareholder Proposals

As a general matter, the Fund does not hold regular meetings of shareholders.  If you wish to submit a proposal for consideration at a meeting of shareholders of the Fund, you should send such proposal to the Fund at the address set forth on the first page of this Proxy Statement.  To be considered for presentation at a shareholder meeting, the Fund must receive proposals a reasonable time before proxy materials are prepared relating to that meeting.  Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain Federal regulations.

 Other Business

The Board does not intend to present any other business at the Meeting.  Other matters will be considered if notice is given within a reasonable amount of time prior to the Meeting.  If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters.

The Trustees recommend approval of the Proposal.  Any unmarked proxies without instructions to the contrary will be voted in favor of approval of the Proposal.

APPENDIX A
BOARD CONSIDERATIONS AND RECOMMENDATIONS

BOARD REVIEW AND APPROVAL OF

INVESTMENT SUB-ADVISORY AGREEMENT WITH

ASHFIELD CAPITAL PARTNERS, LLC

Background

On November 13, 2008, the Board of Trustees (“Board” or “Trustees”) of Old Mutual Funds II (the “Trust”), including all those who are not “interested persons” of the Trust, approved a new investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Trust on behalf of the Old Mutual Strategic Small Company Fund (the “Fund”), Old Mutual Capital, Inc. (“Old Mutual Capital”) and Ashfield Capital Partners, LLC (“Ashfield”), subject to shareholder approval.  If approved, the Sub-Advisory Agreement would take effect on or about February 28, 2009 at which time Ashfield would begin providing sub-advisory services to the Fund, subject to the oversight of Old Mutual Capital and the Board.

In reaching its decision to approve the Sub-Advisory Agreement at its meeting on November 13, 2008, the Board, represented by independent legal counsel, considered the sub-advisory fee that would be paid to Ashfield by Old Mutual Capital, the sub-advisory fee breakpoints, and Ashfield’s agreement to share in fee waivers and reimbursements that would limit the Fund’s expenses through July 31, 2009.  In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques that would be used in managing the Fund; the qualifications of the investment personnel at Ashfield; the compliance programs of Ashfield; brokerage practices, including the extent Ashfield obtains research through “soft dollar” arrangements with the Fund’s brokerage; and the financial and non-financial resources available to provide services required under the Sub-Advisory Agreement.  The Board also received a report from Lipper, Inc. (“Lipper”), a mutual fund statistical service, on comparative mutual fund performance, advisory fees and expense levels.

Set forth below are the factors that the Board considered in approving the Sub-Advisory Agreement:

Board Considerations

In reviewing the Sub-Advisory Agreement, the Board considered the following matters with respect to the Fund:

•
Nature and Extent of Services-- The Board considered the portfolio management services to be provided by Ashfield under the Sub-Advisory Agreement.  The Board received a presentation by Ashfield on its qualifications to manage the Fund, which included a discussion of Ashfield’s management of accounts with investment objectives and strategies similar to the investment objectives and strategies of the Fund.  The Board also received written materials from Ashfield regarding its qualifications to perform the portfolio management services provided under the Sub-Advisory Agreement.  Based on the written material provided by Ashfield, the Board believed Ashfield to be capable and qualified to perform the services provided under the Sub-Advisory Agreement.

•
Multi-Manager Structure-- The Board considered the effectiveness with which Ashfield would operate within the Fund’s multi-manager structure.  In particular, the Board considered the degree to which Ashfield’s investment style and processes would complement the Fund’s other investment sub-advisers, Copper Rock Capital Partners, LLC (“Copper Rock”) and Eagle Asset Management, Inc. (“Eagle”).  Based on information provided by Old Mutual Capital, the Board concluded that Ashfield’s investment style and processes would complement the investment style of Copper Rock and Eagle.

•
Profitability/Costs-- The Board also reviewed the projected profitability of Ashfield in connection with providing services to the Fund.  In connection with this review, the Board reviewed Ashfield’s projected costs in providing services to the Fund and the basis for allocating those costs.

•
Benefits derived by Ashfield from its relationship with the Fund-- The Board considered the fall-out benefits to Ashfield, including Ashfield’s increased visibility in the investment community.  The Trustees also weighed the benefits to affiliates of Ashfield, including Old Mutual Capital, the Trust’s distributor, Old Mutual Investment Partners, and their common parent, Old Mutual (US) Holdings Inc.

•
Senior Officer’s Report-- The Trustees considered a report from the Trust’s Senior Vice President (“Senior Officer”), who is independent from the Trust’s various service providers, including Ashfield, Old Mutual Capital and their affiliates, in analyzing Ashfield.  The Trustees noted the due diligence performed by the Senior Officer in connection with his review of Ashfield, including in-person meetings with Ashfield’s personnel.  The Trustees also noted the Senior Officer’s evaluation of the sub-advisory fees, which were unchanged from the sub-advisory fees that the Senior Officer evaluated in December 2007.

In reviewing the Sub-Advisory Agreement, the Board considered the following matters with respect to the Fund:

Performance-- The Trustees favorably viewed the fact that Ashfield’s small cap growth composite outperformed its benchmark index, the Russell 2000 Growth Index, for three of the past five calendar years.  The Trustees also favorably viewed the fact that there had been no turnover of investment personnel at Ashfield during the past five year period.  The Trustees favorably viewed the experience of the Ashfield small cap growth strategy portfolio managers who would manage the Fund, that the investment characteristics of Ashfield’s small cap growth investment strategy complemented the Fund’s investment objective and strategies, and Ashfield’s experience and performance record in managing small cap assets.

Sub-Advisory Fees-- With respect to sub-advisory fees, the Trustees noted that Old Mutual Capital will pay Ashfield’s sub-advisory fee of 0.60% from the management fee Old Mutual Capital receives from the Fund (the “Management Fee”).  The Trustees considered that the sub-advisory fee to be paid to Ashfield was the same fee received by the sub-adviser that Ashfield would replace and the same fee received by the other sub-advisers to the Fund.  The Trustees also considered Ashfield’s representation that the sub-advisory fees it would receive for managing the Fund were in-line with the fees it may charge other funds.

Breakpoints-- The Trustees considered that the sub-advisory fee contained breakpoints which, together with breakpoints in the Management Fee, provided a framework to pass on to shareholders expense savings resulting from economies of scale.

Fee Waivers-- The Trustees considered that Ashfield agreed to share in the advisory fee reimbursements and expense waivers to which Old Mutual Capital was subject pursuant to a contractual agreement with the Trust.  The Trustees further considered that Old Mutual Capital was not recommending any change to the existing expense limitation arrangement with the Trust pursuant to which Old Mutual Capital agreed to waive its Management Fee or reimburse Fund expenses to limit the Fund’s total annual operating expenses through July 31, 2009 to no more than 1.35% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund’s Class Z shares, with corresponding limitations for the Fund’s other share classes.

Board Conclusions-- The Board concluded that the Sub-Advisory Agreement should be approved in view of the level of services that Ashfield represented it would provide to the Fund, good relative performance of Ashfield in managing accounts with investment objectives and strategies similar to the investment objective and strategies of the Fund, and no change to the contractual sub-advisory or Management Fee structure currently in place for the Fund, which Management Fee ranked below the median of the Fund’s Lipper expense group as of September 30, 2008.

APPENDIX B

OFFICERS AND DIRECTORS OF ASHFIELD CAPITAL PARTNERS, LLC

Name	Title
J. Stephen Lauck	President, Chief Executive Officer and Director (Chairman)
Lesley Jones	Chief Compliance Officer
Claudia Owen	Chief Financial Officer
Thomas M. Turpin	Director
Linda T. Gibson	Director

The address for each Officer and Director of Ashfield is 750 Battery Street, Suite 600, San Francisco, California 94111.

APPENDIX C

OFFICERS AND TRUSTEES OF OLD MUTUAL FUNDS II

Trustees

Name	Position
Leigh A. Wilson	Trustee (Chairman)
John R. Bartholdson	Trustee
Jettie M. Edwards	Trustee
Albert A. Miller	Trustee
Thomas M. Turpin*	Trustee
*	Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

Officers

Name	Position
Julian F. Sluyters	President and Principal Executive Officer
Edward J. Veilleux	Senior Vice President
James F. Lummanick	Vice President and Chief Compliance Officer
Andra C. Ozols	Vice President and Secretary
Karen S. Proc	Assistant Secretary
Kathryn L. Santoro	Assistant Secretary
Robert T. Kelly	Treasurer and Principal Financial Officer
Kathryn A. Burns	Assistant Treasurer
Robert D. Lujan	Assistant Treasurer

APPENDIX D

BENEFICIAL OWNERS OF THE FUND’S VOTING SECURITIES
AS OF NOVEMBER 17, 2008

The table below lists all beneficial owners of more than 5% of any class of the Fund’s voting securities:

	Amount and Nature of Beneficial Ownership*	Percent of Class
Old Mutual Strategic Small Company Fund - Class A

WACHOVIA BANK FBO	11,138.922	86.99%
VARIOUS RETIREMENT PLANS
1525 WEST WT HARRIS BLVD
CHARLOTTE NC 28288-0001

NFS LLC FEBO	9,028.425	7.07%
LETITIA Y ANTOSZ
PHYLLIS ANTOSZ
WHITE LAKE MI 48383-2156

Old Mutual Strategic Small Company Fund - Class C

UBS FINANCIAL SERVICES INC. FBO	2,679.528	47.71%
EDWIN PATTERSON LEADER JR
REVOCABLE TRUST
TAMPA FL 33624-6952

MERRILL LYNCH	1,735.691	30.90%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PAUL M VANDERHAVEN &	686.806	12.23%
BARBARA J VANDERHAVEN JTWROS
OMAHA NE 68130-2049

JOHN D FAITEL TR	472.431	8.41%
U/A 10/26/2005
JOHN D FAITEL LIVING TRUST
FARMINGTN HLS MI 48335-4707

Old Mutual Strategic Small Company Fund - Class Z

NATIONAL FINANCIAL SERVICES CORP	341,308.196	14.90%
FOR THE EXCLUSIVE BEN OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

CHARLES SCHWAB & CO INC	293,508.603	12.81%
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4151

Old Mutual Strategic Small Company Fund - Institutional Class

OLD MUTUAL CAPITAL	28.429	100.00%
FBO OLD MUTUAL U.S. HOLDINGS INC
4643 S ULSTER ST
DENVER CO 80237-2853

*	None of the shares are known to be shares which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

As of November 17, 2008, the T rustee s and executive officer s (as defined by Item 402(a)(3) of Regulation S-K) had no beneficial ownership in the Fund’s voting securities .

APPENDIX E

SHARES OUTSTANDING AS OF DECEMBER 10, 2008 (BY CLASS)

Old Mutual Strategic Small Company Fund	Shares Outstanding

CLASS A	124,309.074

CLASS C	5,616.810

CLASS Z	2,288,406.070

INSTITUTIONAL CLASS	28.429

APPENDIX F

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this ___ day of _______________, 2009 by and among Old Mutual Capital, Inc. (the “Adviser”), Ashfield Capital Partners, LLC (the “Sub-Adviser”), and Old Mutual Funds II, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Agreement between the Adviser and the Trust dated April 19, 2006, the Adviser acts as investment manager for the assets of the portfolio listed on Schedule A to this Agreement (the “Fund”); and

WHEREAS, the Adviser and the Trust each desire to retain the Sub-Adviser to provide investment advisory services to the Trust in connection with the management of that portion of the assets of the Fund that are allocated by the Adviser to a designated custodial account established at the Fund’s custodian (each such portion, a “Portfolio”), which may constitute some or all of the assets of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1.           a)           Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage (i) the investment operations of the Portfolio, and (ii) the composition of such assets, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in such Fund’s Prospectus(es) (such Prospectus(es) and Statement(s) of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(1)           The Sub-Adviser shall provide supervision of the Portfolio’s investments and determine from time to time what investments and securities will be purchased, retained or sold by such Portfolio and what portion of such assets will be invested or held uninvested in cash.

(2)           In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees and will conform and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(3)           The Sub-Adviser shall determine the securities to be purchased or sold with respect to the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the respective Fund’s Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.  In providing the Portfolio with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution.  Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser’s other clients may be a party.  It is understood that it is desirable for the Portfolio that the Sub-Adviser have access to (i) supplemental investment and market research and (ii) security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities on behalf of the Portfolio with brokers, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice.  It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio in question and to such other clients.

(4)           The Sub-Adviser at its expense will make available to the Trustees of the Trust and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Portfolio and to consult with the Trustees of the Trust and Adviser regarding the Portfolio’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs.  The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Adviser and the Trust.

(5)           In accordance with procedures adopted by the Trustees of the Trust, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all Portfolio securities.  The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or Trust’s administrator not to be readily available in the ordinary course of business from an automated pricing service.  In addition, the Sub-Adviser will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Portfolio at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund’s net asset value per share.

(6)           The Sub-Adviser at its expense will provide the Adviser and/or the Trust’s Chief Compliance Officer with such compliance reports relating to its duties under this Agreement as may be requested from time to time.  Notwithstanding the foregoing, the Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser’s compliance policies and procedures that pertain to the Portfolio, as well as any change in portfolio manager(s) of the Portfolio.

(7)           Unless otherwise directed by the Adviser or the Trust’s Board of Trustees, the Sub-Adviser will vote all proxies received in accordance with the Trust’s proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Trust’s Board of Trustees, the Sub-Adviser’s proxy voting policy.  The Adviser shall instruct the Portfolio’s custodian to forward or cause to be forwarded to the Sub-Adviser all relevant proxy solicitation materials.  The Sub-Adviser shall maintain and shall forward to the Fund or its designated agent such proxy voting information as is necessary for the Fund to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

(8)           The Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Investment Advisers Act of 1940 and has provided the Adviser and the Trustees of the Fund a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption.  Upon request of the Adviser, but in any event no less frequently than annually, the Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser’s last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser’s code of ethics are reasonably designed to prevent “access persons” from violating the code of ethics.

(9)           The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis.  In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

(10)           The Sub-Adviser shall maintain all books and records with respect to the Portfolio’s portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trust’s Board of Trustees may reasonably request.

(11)           The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the assets of the Portfolio and shall provide the Adviser with such information upon request of the Adviser.

(12)           (a)           The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(b)           Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser’s officers or employees.

(c)           The Sub-Adviser shall keep the Portfolio’s books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Fund and the Sub-Adviser will surrender promptly to a Fund any of such records upon that Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2.           The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement.

3.           The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)           Certified resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

(b)           Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to the Fund and shares of the Fund’s beneficial shares, and all amendments thereto; and

(c)           Prospectus(es) of the Fund.

4.           For the services to be provided by the Sub-Adviser pursuant to this Agreement for the Portfolio, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee at an annual rate equal to a percentage of the Portfolio’s average daily net assets, as set forth on Schedule A (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Portfolio).  This fee will be paid to the Sub-Adviser from the Adviser’s advisory fee for the Portfolio.  This fee will be computed daily and paid to the Sub-Adviser monthly.

To the extent that the Adviser is reimbursed by the Trust for any waived fees or reimbursed expenses pursuant to the terms of a separate expense limitation agreement between the Trust and the Adviser, the Adviser will pay to the Sub-Adviser its pro-rata share of any such reimbursed amount.

5.           The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by a Fund or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6.           This Agreement shall continue for an initial period ending ________, 2011, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually in conformance with the 1940 Act provided, however, that this Agreement may be terminated (a) by a Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties.  This Agreement shall terminate automatically and immediately in the event of its assignment.  As used in this Section 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7.           Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser’s partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8.           During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Fund, the Trust or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Sales literature may be furnished to the Sub-Adviser by first-class mail, electronic mail or overnight delivery service, facsimile transmission equipment or hand delivery.

9.           No Trustee or Shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

10.           No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the Fund.

11.           This Agreement shall be governed by the laws of the state of Delaware; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.           This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; all such counterparts shall, together, constitute only one instrument.

13.           Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.           Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:	To the Sub-Adviser at:

Old Mutual Capital, Inc.	Ashfield Capital Partners, LLC
4643 South Ulster Street, Suite 600	750 Battery Street, Suite 600
Denver, CO 80237	San Francisco, CA 94111
Attention: General Counsel	Attention: President

To the Trust or a Fund at:

Old Mutual Funds II
4643 South Ulster Street, Suite 600
Denver, CO 80237
Attention: Secretary

15.           Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16.           As required by certain exemptive rules under the 1940 Act, the Sub-Adviser is prohibited from consulting with the entities listed below concerning transactions for the Fund in securities or other assets:

1. other subadvisers to the Fund

2. other subadvisers to a Trust portfolio

3. other subadvisers to a portfolio under common control with the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

OLD MUTUAL CAPITAL, INC.	OLD MUTUAL FUNDS II

By:	By:

Name:	Name:

Title:	Title:

ASHFIELD CAPITAL PARTNERS, LLC

By:

Name:

Title:

SCHEDULE A
DATED _______________, 2009
TO
INVESTMENT SUB-ADVISORY AGREEMENT
AMONG
ASHFIELD CAPITAL PARTNERS, LLC
OLD MUTUAL CAPITAL, INC.
AND
OLD MUTUAL FUNDS II
DATED _______________, 2009

FUND	Sub-Advisory Fee Breakpoint Asset Thresholds

	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater

Old Mutual Strategic Small Company Fund	0.60%	0.55%	0.50%	0.45%	0.40%	.35%	0.30%

Breakpoints will be calculated based on the total assets of the Fund.

________________________________________________________________
Distributed by Old Mutual Investment Partners, Member NASD, SIPC
R-08-423 12/2009